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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A



                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934




                               Open Solutions Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                            22-317350
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(State of incorporation                            (IRS Employer
or organization)                                Identification No.)


                 300 Winding Brook Drive, Glastonbury, CT 06033
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(Address of principal executive offices)              (Zip Code)


If this form relates to the              If this form relates to the
registration of a class of securities    registration of a class of securities
pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
Exchange Act and is effective pursuant   Exchange Act and is effective pursuant
to General Instruction A.(c), please     to GeneralInstruction A.(d), please
check the following box. [ ]             check the following box. [ ]

Securities Act registration statement file number to which this form relates:   333-56503
                                                                             ---------------
                                                                             (If applicable)




Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                  Name of Each Exchange on Which
        to be so Registered                  Each Class is to be Registered
        -------------------                  ------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.01 par value per share
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                                (Title of Class)

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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-56503) is incorporated herein by reference.

Item 2:  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3. Bylaws of the Registrant, as amended, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

         4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        Open Solutions Inc.



                                        By: /s/ Douglas K. Anderson
                                            ------------------------------------
                                            Douglas K. Anderson
                                            Chairman of the Board and
                                            Chief Executive Officer


June 16, 1998